                                                                   EXHIBIT 10.11



                           STOCK PURCHASE AGREEMENT

                                    BETWEEN

                         PATINA OIL & GAS CORPORATION

                                      AND

                                 JAY W. DECKER

                                MARCH 16, 1998

     STOCK PURCHASE AGREEMENT, dated March 16, 1998 (this "Agreement") between Patina Oil & Gas Corporation, a Delaware corporation (the "Company"), and Jay W. Decker ("Purchaser").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Purchaser was elected President of the Company by the Board of Directors effective March 16, 1998; and

     WHEREAS, as an inducement to Purchaser to accept employment by the Company, the Board of Directors agreed to sell to Purchaser up to 100,000 shares of the Company's common stock, par value $.01 per share ("Common Stock") for a price per share equal to the closing price of the Common Stock on March 13, 1998 on the New York Stock Exchange; and

     WHEREAS, the per share closing price of the Common Stock on the New York Stock Exchange on March on March 13, 1998 was $6.875; and

     WHEREAS, the Company, as a further inducement to Purchaser to accept employment with the Company, has agreed to loan to Purchaser, on a recourse basis, 85% of the purchase price, such loan to bear interest at 8.50% per annum; and

     WHEREAS, the Company as a further inducement to Purchaser to accept employment with the Company, has agreed to grant to Purchaser, subject to the Restricted Stock Agreement as herein defined, shares of Common Stock equal in number to the number of shares of Common Stock Purchaser elects to purchase; and

     WHEREAS, Purchaser has elected to purchase 100,000 shares of Common Stock from the Company for a total purchase price of $687,500 and will therefore be granted 100,000 shares of Common Stock all being subject to the terms of this Agreement, the Promissory Note, the Pledge Agreement and the Restricted Stock Agreement as herein defined.

     NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

                                  ARTICLE I.

                                  Definitions
                                  -----------

     Section 1.01. Definitions.  As used in this Agreement, the following terms
                   -----------
shall have the meanings set forth below:

     "Agreement" shall have the meaning set forth in the recitals hereto.
      ---------

     "Common Stock" shall have the meaning set forth in the recitals hereto.
      ------------

     "Company" shall have the meaning set forth in the recitals hereto.
      -------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Person" or "person" shall mean an individual, corporation, association,
      ------      ------
partnership, trust, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Pledge Agreement" shall have the meaning set forth in Section 2.02(b).
      ----------------

     "Promissory Note" shall have the meaning set forth in Section 2.02(b).
      ---------------

     "Purchase Price" shall mean $6.875 per Common Share.
      --------------

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "SEC" shall mean the United States Securities and Exchange Commission.
      ---


                                  ARTICLE II.

                       Sale and Purchase of Common Stock
                       ---------------------------------

     Section 2.01.  Sale and Purchase of Common Stock.  Subject to all of the
                    ---------------------------------
terms and conditions of this Agreement, and in reliance upon the representations and warranties hereinafter set forth, the Company will sell Purchaser, and Purchaser will purchase from the Company 100,000 shares of Common Stock at the Purchase Price for a total of $687,500.

     Section 2.02.  Closing.
                    -------

     (a) Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the sale and purchase of the Common Stock pursuant to
     Section 2.01 (the "Closing") shall take place at the offices of the Company
                        -------
     on March 18, 1998 (the "Closing Date"), or at such other time and place as
                             ------------
     may be mutually agreed upon by the Purchaser and the Company.

     (b)       At the Closing, or as soon thereafter as reasonably practicable:

               (i) the Company will deliver to Purchaser a certificate or certificates for the Common Stock being sold to Purchaser in accordance with the provisions of Section 2.01, registered in the Purchaser's name;

               (ii) Purchaser will deliver to the Company in full payment for the Common Stock to be purchased pursuant to Section 2.01, (A) a Promissory Note dated the date of the Closing, in a principal amount of $584,375 and in substantially

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               the form attached hereto as Exhibit A ("Promissory Note"), and
                                           ---------
               (B) a check in the amount of $103,125 for the remaining balance of the aggregate Purchase Price for the shares of Common Stock to be purchased by Purchaser,

               (iii) a Pledge Agreement of Purchaser dated the date of the Closing, in substantially the form attached hereto as Exhibit B (each a "Pledge Agreement"); and
                        ----------------

               (iv) each party shall take or cause to happen such other actions, and shall execute and deliver such other instruments or documents, as shall be required under Article V hereof.


                                 ARTICLE III.

                        Recommendations and Warranties
                        ------------------------------

     Section 3.01.  Representations and Warranties of the Company.  The Company
                    ---------------------------------------------
represents and warrants to, and agrees with, the Purchaser as follows:

     (a)  Organization and Good Standing.  The Company is a corporation duly
          ------------------------------
     organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

     (b)  Authorization.  The Company has full corporate power and authority to
          -------------
     enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by the Compensation Committee of the Board of Directors of the Company. No other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and this Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

     (c)  Newly Issued Shares of Common Stock.  The shares of Common Stock to be
          -----------------------------------
     issued and sold hereunder have been duly authorized to be so issued and sold by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the shares of Common Stock to be issued and sold hereunder will be validly issued, fully paid and nonassessable, will not subject the holders thereof to any personal liability and will not be subject to any preemptive rights of any other stockholder of the

     Company. At the Closing, the Purchaser will receive valid title to the Common Stock to be purchased on such date, free and clear of any claim, lien, security interest or other encumbrance.

     Section 3.02.  Representations and Warranties of Purchaser.  Purchaser
                    -------------------------------------------
represents and warrants to, and agrees with, the Company as follows:

     (a)  Legal Capacity.  Purchaser has the legal capacity to execute, deliver
          --------------
     and perform this Agreement.

     (b)  Authorization.  The execution, delivery and performance of this
          -------------
     Agreement and the consummation of the transactions contemplated hereby have been authorized by all necessary action on behalf of Purchaser. No other proceedings on the part of such Purchaser are necessary to authorize the execution, delivery and performance of this Agreement and the transactions, contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and this Agreement constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

     (c)  Securities Act.
          --------------

          (i) Purchaser is acquiring the Common Stock solely for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. Purchaser has been given the opportunity to obtain any and all relevant information and documents relating to the Common Stock and to ask questions and receive answers about the Company and its business which Purchaser deems necessary to evaluate the merits and risks related to an investment in the Common Stock, and Purchaser has relied solely on such information.

          (ii) Purchaser further represents and warrants that (A) his financial condition is such that he can afford to bear the economic risk of holding the Common Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (B) Purchaser can afford to suffer a complete loss of his investment in the Common Stock, (C) he understands and has taken cognizance of all risk factors related to the purchase of the Common Stock, and (D) Purchaser's knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Common Stock as contemplated by this Agreement.

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

     (d)  Brokers and Finders.  Purchaser has not utilized any broker, finder,
          -------------------
     placement agent or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated hereby.


                                  ARTICLE IV.

                     Additional Agreements of the Parties
                     ------------------------------------

     Section 4.01.  Taking of Necessary Action.  Each of the parties hereto
                    --------------------------
agrees to use all reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Company and the Purchaser will, and the Company shall cause its subsidiaries to, each use all reasonable efforts to make all filings and obtain all consents of governmental entities or other persons relating to such party which may be necessary or, in the opinion of the Company or the Purchaser, as the case may be, advisable for the consummation of the transactions contemplated by this Agreement.

     Section 4.02.  Restrictions on Sale or Transfer; Legend:
                    ----------------------------------------

     (a) The Purchaser hereby acknowledges and agrees that shares of Common Stock to be purchased by him hereunder will be, upon the sale and purchase of such shares in accordance with the terms hereof, "restricted securities" under the Securities Act. The Purchaser agrees that he will not, directly or indirectly, offer, sell, transfer, assign or otherwise dispose of the beneficial ownership of (any such act, a "Transfer") any such shares of
                                               --------
     Common Stock, except as permitted under the Securities Act and the rules and regulations thereunder (including, without limitation, Transfers pursuant to Rule 144 under the Securities Act).

     (b) The Purchaser acknowledges and agrees that as of the date hereof the shares of Common Stock issued and sold hereunder have not been and will not be registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act (and, where applicable, such laws) or as to which an exemption from the registration requirements of the Securities Act (and where applicable, such laws) is available. The Purchaser acknowledges that, except as provided in this Agreement, he has no right to require the Company to register the shares of Common Stock purchased hereunder. The Purchaser further acknowledges and agrees that each certificate for the Common Stock purchased hereunder shall bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE

SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS CERTIFICATE IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER, VOTING AND OTHER PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED MARCH 16, 1998 BETWEEN THE COMPANY AND THE PURCHASER, A COPY OF WHICH IS ON FILE WITH THE COMPANY. EXCEPT AS PROVIDED IN SUCH STOCK PURCHASE AGREEMENT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE AND ANY PURPORTED TRANSFER IN VIOLATION OF THE PROVISIONS OF SUCH STOCK PURCHASE AGREEMENT SHALL BE VOID AND OF NO FORCE AND EFFECT.

     Section 4.03.  New York Stock Exchange Listing.  As promptly as practicable
                    -------------------------------
following the Closing Date, the Company will apply to the New York Stock Exchange to list the shares of Common Stock issued and sold hereunder, and the Company will use its reasonable efforts to cause such shares to be listed on the New York Stock Exchange as promptly thereafter as practicable.

     Section 4.04.  Piggyback Registration Rights.  If the Company proposes to
                    -----------------------------
file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to director and/or employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor rule) under the Securities Act applies or an offering of securities solely to the Company's existing stockholders), then the Company shall in each case give written notice of such proposed filing to the Purchaser as soon as practicable before the anticipated filing date, and such notice shall offer the Purchaser the opportunity to register such number of shares of Common Stock purchased hereunder and such number of shares of Common Stock which have vested pursuant to the Restricted Stock Agreement, in each case as the Purchaser may request; provided that the Company shall not be required to deliver such
             --------
notice to the Purchaser at the time such notice is to be delivered if he is able to transfer, pursuant to Rule 144 under the Securities Act, all the shares of Common Stock owned by him that could otherwise be included in the Company's registered offering. If the Purchaser desires to have his shares included in such registration statement, he shall so advise the Company in writing within five business days after the date of the Company's notice, setting forth the amount of his shares for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall use its reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Purchaser's shares to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein, provided that:
         --------

     (i) if the registration of which the Company gives notice involves an underwriting, the right of the purchaser to registration pursuant to this Section shall, unless the Company otherwise agrees, to be conditioned upon the Purchaser's participation as a seller in such underwriting and execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company, and

     (ii) if the managing underwriter or underwriters of such offering informs the Company that the success of the offering would be materially and adversely affected by the inclusion of the Purchaser's shares requested to be included, then the Company shall not be required to include such shares in such offering.


                                  ARTICLE V.

                             Conditions Precedent
                             --------------------

     Section 5.01.  Conditions to the Purchaser's Obligations.  The obligation
                    -----------------------------------------
of the Purchaser to consummate the Closing hereunder shall be subject to the satisfaction on the Closing Date of each of the following conditions:

     (a)  Representations and Warranties.  The representations and warranties of
          ------------------------------
     the Company contained in this Agreement which are qualified as to materiality shall be true and correct, and which are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and on and as of the Closing Date with the same effect as though made on and as of such dates.

     (b)  Covenants.  The Company shall have performed in all material respects
          ---------
     all obligations and complied with all agreements, undertakings, covenants and conditions required by it to be performed at or prior to the Closing.

     (c)  Restricted Stock Agreement.  The Company shall have executed and
          --------------------------
     delivered to the Purchaser the Restricted Stock Agreement.

     (d)  Additional Certificates, Etc.  The Company shall have executed and
          -----------------------------
     delivered, or caused to be executed and delivered to the Purchaser the certificates and other documents related to the consummation of the transactions contemplated hereby as may be reasonably requested by the Purchaser.

     Section 5.02.  Conditions to the Company's Obligations.  The obligation of
                    ---------------------------------------
the Company to consummate the Closing hereunder shall be subject to the satisfaction on the Closing Date of each of the following conditions:

     (a)  Representations and Warranties.  The representations and warranties of
          ------------------------------
     the Purchaser contained in this Agreement which are qualified as to materiality shall be true and correct, and which are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and on and as of the Closing Date with the same effect as though made on and as of such dates.

     (b)  Covenants. The Purchaser shall have performed in all material respects
          ---------
     all obligations and complied with all agreements, undertakings, covenants and conditions required by it to be performed at or prior to the Closing.

     (c)  Promissory Notes and Pledge Agreements.  Purchaser shall have executed
          --------------------------------------
     and delivered to the Company a Promissory Note and a Pledge Agreement, in each case substantially in the form of Exhibits A and B attached hereto,
                                            ----------------
     respectively.

     (d)  Additional Certificates, Etc.  Purchaser shall have executed and
          -----------------------------
     delivered, or caused to be executed and delivered, to the Company such certificates and other documents related to the consummation of the transactions contemplated hereby as may be reasonably requested by the Company.


                                  ARTICLE VI.

                                     Term
                                     ----

     Section 6.01.  Termination.  This Agreement may be terminated on or any
                    -----------
time prior to the Closing by the mutual written consent of the Purchaser and the Company.

     Section 6.02.  Effect of Termination.  In the event of the termination of
                    ---------------------
this Agreement as provided herein, this Agreement shall forthwith become void except for the provisions set forth in Article VII and there shall be no liability or obligation on the part of the parties hereto except as otherwise provided in this Agreement.


                                 ARTICLE VII.

                                 Miscellaneous
                                 -------------

     Section 7.01.  No Survival of Representations and Warranties  No
                    ---------------------------------------------
representation or warranty made herein or in any certificates delivered in connection with the Closing shall survive the Closing.

     Section 7.02.  Notices.  All notices and other communications hereunder
                    -------
shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by overnight courier as follows:

     (a) If to the Purchaser, to the Purchaser, c/o the Company at its address set forth below or such other address as set forth in writing by Purchaser; and

     (b)  If to the Company, to:
          Patina Oil & Gas Corporation
          1625 Broadway, Suite 2000
          Denver, Colorado 80202
          Phone:  303-389-3600
          Fax:  303-595-7408
          Attention:  General Counsel
or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

     Section 7.03.  Entire Agreement; Amendment.  This Agreement and the
                    ---------------------------
documents described herein and therein or attached or delivered pursuant hereto or thereto set forth the entire agreement among the parties hereto with respect to the transactions contemplated by this Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement.

     Section 7.04.  Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same documents.

     SECTION 7.05.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                    -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

     Section 7.06.  Successors and Assigns.  This Agreement shall inure to the
                    ----------------------
benefit of and be binding upon the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the parties' rights, interests or obligations hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto. No assignment shall relieve the assigning party of any of its obligations hereunder. Any attempted assignment of this Agreement in breach of this provision shall be void and of no effect.

     Section 7.07.  No Third Party Rights.  Nothing in this Agreement, expressed
                    ---------------------
or implied, shall or is intended to confer upon any person other than the parties hereto or their respective successors or assigns any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

     Section 7.08.  Captions.  The captions contained in this Agreement are for
                    --------
reference purposes only and are not part of this Agreement.

     Section 7.09.  Severability.  Should any part of this Agreement for any
                    ------------
reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part or parts which may, for any reason, be hereafter declared invalid.

     Section 7.10.  Mutual Waiver of Jury Trial.  Because disputes arising in
                    ---------------------------
connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

                                   PATINA OIL & GAS CORPORATION


                                   By:  /s/ Brian J. Cree
                                        -------------------------------------
                                        Brian J. Cree
                                        Executive Vice President


                                   PURCHASER


                                   By:  /s/ Jay W. Decker
                                        -------------------------------------
                                        Jay W. Decker

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